Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2013
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Accrued and Other Liabilities

13. Accrued and Other Liabilities

Accrued and other liabilities consist of the following:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Deferred revenue	939,358	739,136
Costs to be paid	440,010	278,066
Down payments from customers	821,959	1,033,768
Personnel related items	247,246	200,670
Derivative financial instruments	11,652	10,893
Standard warranty reserve	27,475	21,626
Other	12,324	1,352

Accrued and other liabilities	2,500,024	2,285,511
Less: non-current portion of accrued and other liabilities[1]	283,142	405,141

Current portion of accrued and other liabilities	2,216,882	1,880,370

1	The main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferrals with respect to services.

The increase in accrued and other liabilities mainly relates to the increase in deferred revenue and costs to be paid, partly offset by the decrease in down payments from customers.

Deferred revenue as of December 31, 2013 mainly consists of award credits regarding free or discounted products or services as part of volume purchase agreements amounting to EUR 660.1 million (2012: EUR 581.5 million) and prepaid extended and enhanced (optic) warranty contracts amounting to EUR 261.2 million (2012: EUR 242.2 million). In addition, the deferred revenue also includes deferrals with respect to our first third-generation EUV system, NXE:3300B.

Costs to be paid include an amount of EUR 171.2 million relating to the expected losses to upgrade the first 11 EUV sources in the field, which was assumed by ASML as a result of the acquisition of Cymer. In addition, costs to be paid include accrued cost for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.

We receive down payments from customers prior to shipment for systems included in ASML’s current product portfolio or systems currently under development.

Personnel related items mainly consist of accrued management bonuses, accrued profit sharing, accrued vacation days, accrued vacation allowance, accrued wage tax, social securities and accrued pension premiums.

Derivative financial instruments consist of the fair value of foreign currency contracts and the aggregate fair value of interest rate swaps which includes accrued interest, see Note 4.

Changes in standard warranty reserve for the years 2013 and 2012 are as follows:

(in thousands)	2013 EUR	2012 EUR

Balance, January 1	21,626	43,273
Acquisitions through business combinations	2,978	-
Additions for the year	37,124	35,735
Utilization of the reserve	(19,924)	(33,746)
Release of the reserve	(13,076)	(22,733)
Effect of exchange rates	(1,253)	(903)

Standard warranty reserve	27,475	21,626

The release of the reserve is due to a change in accounting estimate based on lower than expected historical warranty expenses as a result of an improved learning-curve concerning our systems. The release has been included in cost of sales.